Exhibit 21

                           PLAYBOY ENTERPRISES, INC.

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The  following  are   wholly-owned  or   partially-owned   subsidiaries  of  the
corporations preceding them that are less indented. Unless otherwise indicated, each corporation is a 100%-owned subsidiary of PLAYBOY ENTERPRISES, INC., or the last preceding less-indented corporation, as the case may be:

PLAYBOY ENTERPRISES, INC. (Delaware 4-30-98)

     PEI HOLDINGS, INC. (Delaware 11-24-98)

           SPICE ENTERTAINMENT, INC. (Delaware 5-13-92)
                     CPV PRODUCTIONS, INC. (Delaware 3-5-94)
                     CYBERSPICE, INC. (Delaware 4-19-94)
                     MH PICTURES, INC. (California 2-11-93)
                     PLANET SPICE, INC. (Delaware 12-22-00)
                     SEI 4 ApS (Denmark 10-1-98)
                     SPICE DIRECT, INC. (Delaware 10-26-92)
                     SPICE INTERNATIONAL, INC. (Delaware 7-31-92)
                     SPICE NETWORKS, INC. (New York 8-21-87)
                     SPICE PRODUCTIONS, INC. (Nevada 9-21-94)

           PLAYBOY ENTERPRISES INTERNATIONAL, INC. (Delaware 5-27-64)
                     ALTA LOMA ENTERTAINMENT, INC. (Delaware 8-13-01) ITASCA HOLDINGS, INC. (Illinois 7-30-87)
                     LAKE SHORE PRESS, INC. (Delaware 11-26-69)

                               Branches
                               --------
                               Hong Kong

                     LIFESTYLE BRANDS, LTD. (Delaware 9-14-70)
                     PLANET PLAYBOY, INC. (Delaware 9-29-99) Name changed from
                                           Playboy International, Inc. on 1/7/00
                               PLAYBOY CANADA, INC. (#3793761 Canada, Inc.)
                                 (Canada 8-3-00)
                               PLANET PLAYBOY BRAZIL LICENCIAMENTO DE NOMES DE
                                 DOMINIO LTDA. (Planet Playboy Brazil Domain
                                 Names Licensing Limited - Rio de Janeiro,
                                 Brazil September 14, 2002)

                               Branches
                               --------
                               Finland
                               Hong Kong
                               Japan
                               Norway


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

                     PLAYBOY AUSTRALIA PTY. LTD. (Australian Corp.7-15-99)
                       (Co. #: 086-709-257)

                     PLAYBOY CLUBS INTERNATIONAL, INC. (Delaware 1-15-60)
                               PLAYBOY CLUB OF HOLLYWOOD, INC.
                                 (Delaware 10-30-61)
                               PLAYBOY CLUB OF NEW YORK, INC.
                                 (New York 10-14-60)
                               PLAYBOY OF LYONS, INC. (Wisconsin 7-23-65)
                               PLAYBOY OF SUSSEX, INC. (Delaware 7-22-68)
                               PLAYBOY PREFERRED, INC. (Illinois 8-11-66)

                     PLAYBOY.COM, INC. (Delaware 11-25-98) Name changed from
                                                            Playboy Online, Inc.
                                                            on 12/14/99
                               PLAYBOY CASINO AUSTRALIA PTY. LTD.
                                 (4-18-00 Co. #091-939-650)
                               PLAYBOY.COM INTERNET GAMING, INC.
                                 (Delaware 12-19-00)
                                          PLAYBOY.COM RACING, INC.
                                            (Delaware 2-27-01)
                                          PLAYBOY.COM INTERNET GAMING
                                            (GIBRALTAR) LIMITED
                                            (Gibraltar 2/12/01)
                               SPICETV.COM, INC. (Delaware - 3/8/00 Name changed
                                                   from Cyberspice.com, Inc. on
                                                   3/2/01)

                     PLAYBOY ENTERTAINMENT GROUP, INC. (Delaware 11-30-89)
                               ADULTVISION COMMUNICATIONS, INC.
                                 (Delaware 5-12-95)
                               AFTER DARK VIDEO, INC. (Delaware 12-22-65)
                               ALTA LOMA DISTRIBUTION, INC. (Delaware 7-7-69) AL ENTERTAINMENT, INC. (California 4-3-98)
                                                         formerly known as
                                                         Alta Loma
                                                         Entertainment, Inc. -
                                                         name change: 9/26/01)
                               ANDRITA STUDIOS, INC. (California 3-19-03)
                               IMPULSE PRODUCTIONS, INC. (Delaware 1-9-84)
                               INDIGO ENTERTAINMENT, INC. (Illinois 11-5-76) MYSTIQUE FILMS, INC. (California 6-16-95) PLAYBOY TV INTERNATIONAL, LLC (PTVI) (1)
                                 (Delaware 6-15-99)
                                          CANDLELIGHT MANAGEMENT LLC
                                            (Delaware 11-30-00)
                                                  1945/1947 CEDAR RIVER C.V.
                                                    (Netherlands Limited
                                                     Partnership) (2)
                                                  PTVI LIMITED (Cayman Islands)
                                          CHELSEA COURT HOLDINGS, LLC
                                            (Delaware 11-30-00)
                                          CLARIDGE ORGANIZATION LLC
                                            (Delaware 11-30-00)
                                                  STICHTING 1945/1947 LA LAGUNA
                                                    (Netherlands Foundation)
                                          PLAYBOY TV-GmbH GERMANY (Germany)
                                          PLAYBOY TV INTERNATIONAL B.V.
                                            (Netherlands)
                                          PLAYBOY TV UK LIMITED (UK)
                                                  PLAYBOY TV/UK BENELUX LTD.
                                                    (United Kingdom)
                                          STV INTERNATIONAL B.V. (Netherlands)
                               PRECIOUS FILMS, INC. (California 9-28-94)
                               SEI INC. ApS (Denmark 10-1-98)
                               WOMEN PRODUCTIONS, INC. (California 11-1-95)

                     PLAYBOY GAMING INTERNATIONAL, LTD. (Delaware 8-26-70)
                               PLAYBOY CRUISE GAMING, INC. (Delaware 6-24-98) PLAYBOY GAMING UK, LTD. (Delaware 6-1-00)


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                     PLAYBOY GAMING NEVADA, INC. (Nevada 8-12-98)
                     PLAYBOY JAPAN, INC. (Delaware 3-4-99)

                               Branches                       Subsidiaries
                               --------                       ------------
                               Japan

                     PLAYBOY MODELS, INC. (Illinois 8-8-56)
                     PLAYBOY PRODUCTS & SERVICES INTERNATIONAL, B.V.
                       (Netherlands 12-5-62)
                     PLAYBOY PROPERTIES, INC. (Delaware 11-29-63)
                     PLAYBOY SHOWS, INC. (Delaware10-7-68)
                     SPECIAL EDITIONS, LTD. (Delaware 5-1-79)
                     SPICE HOT ENTERTAINMENT, INC. (Delaware 6-29-01)
                               SEI 1 ApS (Denmark)
                     SPICE PLATNIUM ENTERTAINMENT, INC. (Delaware 6-29-01) STEELTON, INC (Delaware 2-6-68)
                     TELECOM INTERNATIONAL, INC. (Florida 3-8-94)

*     THE HUGH M. HEFNER  FOUNDATION  (an  Illinois  not-for-profit  corporation
      2-13-64)

(1) PTVI is 95% owned by Playboy Entertainment Group, Inc. and 5% owned by Adultvision Communications, Inc.

(2) 1945/1947 Cedar River is 99.998 % owned by Candlelight Management LLC, 0.001% owned by Chelsea Court Holdings LLC and 0.001% owned by Stichting 1945/1947 La Laguna.


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